Smart Choice Automotive Group, Inc.
                       (Formerly Eckler Industries, Inc.)
                  Pro Forma Consolidated Financial Information
                        Explanatory Headnote (Unaudited)

                                  Introduction

On October 28, 1996, Eckler Industries, Inc. (Eckler) entered into an Agreement and Plan of Reorganization (the Agreement) with Smart Choice Holdings, Inc.
(SCHI). SCHI had previously entered into agreements to acquire the outstanding capital stock or net assets of other companies. The closing of the transaction between Eckler and SCHI occurred on January 28, 1997. The transactions between SCHI and the other companies closed on January 28, 1997 (prior to the Eckler and SCHI closing), February 12, 1997 and February 14, 1997.

Based on the controlling interest in Eckler obtained by SCHI as a result of this transaction, the transaction will be accounted for as an acquisition of Eckler by SCHI (a reverse acquisition in which SCHI is considered the acquirer for accounting purposes).

SCHI was incorporated on June 21, 1996 and had no significant operations or assets until it acquired Eckler and the other companies. The acquisition of Eckler and the other companies will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at their estimated fair values.

On June 27, 1997, Smart Choice Automotive Group, Inc. acquired certain assets and assumed certain liabilities of Strata Holding, Inc. and Ready Finance, Inc., which were under common ownership.

The pro forma condensed consolidated balance sheets as of December 31, 1996 assume the transactions were consummated as of December 31, 1996, and the pro forma condensed consolidated statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 assumes the transactions were consummated as of January 1, 1996.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the transactions. In particular, the pro forma condensed consolidated financial statements are based on management's current estimate of the allocations of purchase price, the actual allocation of which may differ.

In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

Acquisition of Liberty Finance Company, Inc. and Affiliates

The outstanding capital stock of Liberty was acquired for $1,500,000 in notes due to the seller, 352,156 shares of restricted common stock valued at $3.375 per share ($1,188,527) and $54,026 in acquisition costs. Prior to the acquisition, the selling stockholder converted debt amounting to $628,941 to the capital of Liberty.

The purchase price for Liberty is anticipated to be allocated as follows:

         Fair value of assets acquired                          $   15,818,914
         Excess of cost over net assets acquired                     1,633,463
                                                                --------------
                                                                    17,452,377
         Fair value of liabilities assumed                          14,709,824
                                                                --------------
               Total purchase price of net assets acquired      $    2,742,553
                                                                ==============
Acquisition of Florida Finance Group, Inc. and Affiliates

The outstanding capital stock of Florida Finance and the net assets of its affiliated companies were acquired for $892,722 in notes due to the seller, the issuance of 285,714 shares of restricted common stock valued at $3.375 per share ($964,285) and $40,643 in acquisition costs.

The purchase price for Florida Finance is anticipated to be allocated as follows:

         Fair value of assets acquired                          $    5,015,224
         Excess of cost over net assets acquired                     3,238,721
                                                                --------------
                                                                     8,253,945
         Fair value of liabilities assumed                           6,356,295
                                                                --------------
               Total purchase price of net assets acquired      $    1,897,650
                                                                ==============

Acquisition of 225 North Military Trail Corporation and Affiliate

The net assets of 225 North Military Trail and Affiliate were acquired for $3,000,000 cash, $1,250,000 in notes due to the seller, 285,714 shares of restricted common stock valued at $3.375 per share ($964,286) and $53,299 in acquisition costs.

The purchase price for 225 North Military Trail is anticipated to be allocated as follows:

         Fair value of assets acquired                          $    5,108,400
         Excess of cost over net assets acquired                       808,278
                                                                --------------
                                                                     5,916,678
         Fair value of liabilities assumed                             649,093
                                                                --------------
               Total purchase price of net assets acquired      $    5,267,585
                                                                ==============

Acquisition of Dealer Development Services, Inc.

The outstanding capital stock of Dealer Development Services, Inc. was acquired for $384,615 in notes due to the seller and $3,934 in acquisition costs.

The purchase price for Dealer Development Services is anticipated to be allocated as follows:

         Fair value of assets acquired                          $      101,116
         Excess of cost over net assets acquired                       892,426
                                                                --------------
                                                                       993,542
         Fair value of liabilities assumed                             604,993
                                                                --------------
               Total purchase price of net assets acquired      $      388,549
                                                                ==============

Acquisition of Dealer Insurance Services, Inc.

The outstanding capital stock of Dealer Insurance Services, Inc. was acquired for $365,385 in notes due to the seller and $20,627 in acquisition costs.

The purchase price for Dealer Insurance Services is anticipated to be allocated as follows:

         Fair value of assets acquired                          $      132,461
         Excess of cost over net assets acquired                       421,485
                                                                --------------
                                                                       553,946
         Fair value of liabilities assumed                             167,934
                                                                --------------
               Total purchase price of net assets acquired      $      386,012
                                                                ==============
Acquisition of Eckler Industries, Inc.

The acquisition of Smart Choice Holdings, Inc. by Eckler will be accounted for as an acquisition of Eckler by SCHI (a reverse acquisition in which SCHI is considered the acquirer for accounting purposes). The purchase price for Eckler is computed by valuing the outstanding shares of common stock of Eckler (the equivalent of 2,757,500 shares) at $3.375 or $9,306,563 and acquisition costs of $100,119.

The purchase price for Eckler is anticipated to be allocated as follows:

         Fair value of assets acquired                          $    6,366,508
         Excess of cost over net assets acquired                     7,004,572
                                                                --------------
                                                                    13,371,080
         Fair value of liabilities assumed                           3,964,398
                                                                --------------
               Total purchase price of net assets acquired      $    9,406,682
                                                                ==============

Acquisition of Strata Holding, Inc. and Ready Finance, Inc.

Certain net assets of Strata Holding, Inc. and Ready Finance, Inc. (companies under common ownership) were acquired for $5,000,000 cash and $4,880,089 in notes due to the seller and $27,271 in acquisition costs.

The purchase price for Strata Holding, Inc. and Ready Finance, Inc. is anticipated to be allocated as follows:

         Fair value of assets acquired                          $    6,207,686
         Excess of cost over net assets acquired                     3,910,984
                                                                --------------
                                                                    10,118,670
         Fair value of liabilities assumed                             211,310
                                                                --------------
               Total purchase price of net assets acquired      $    9,907,360
                                                                ==============

                       Smart Choice Automotive Group, Inc.
                       (Formerly Eckler Industries, Inc.)
                      Pro Forma Consolidated Balance Sheets
                                   (Unaudited)


                                               SCHI                  Liberty             225 North  Dealer
                                          Pro Forma                 Pro Forma  Florida   Military   Develop- Dealers
December 31, 1996                   SCHI  Adjustments      Liberty     Adjs.   Finance   Trail       ment    Insurance   Eckler
                                    ----  -----------      -------  ---------  -------   --------   -------  ---------   -----
Assets:
  Cash                          $         $7,950,000 (2) $  163,184  $        $  20,272  $ 192,999   $94,892 $  1,288  $ 241,652
                                          (2,950,000)(6)
                                          (5,000,000)(10)
  Accounts receivable              25,000                                        17,765                       115,050    153,285
  Notes receivable                400,000                                                                                326,700
  Finance receivables                                    11,383,431           4,383,759   4,057,682
  Inventories                                             2,861,848             440,317     799,358                    1,307,525
  Prepaid expenses                                                               26,940                         5,385  1,385,398
  Land held for sale                                      1,050,000
  Deferred tax asset                                                                                                     330,610
  Property and equipment, net      22,454                   272,543             141,576      10,086    5,037    9,356  2,512,645
  Investment in subsidiaries               2,742,553 (4)
                                           1,897,650 (5)
                                           5,267,585 (6)
                                             388,549 (7)
                                             386,012 (8)
                                           9,406,682 (9)
                                           9,907,360 (10)
  Excess of cost over net
   assets acquired

  Debt issue costs, net of
    accumulated amortization       24,735                     4,154

  Deposit on acquisition           50,000    (50,000)(6)

  Deferred acquisition costs      194,101    144,928 (3)
                                             (54,026)(4)
                                             (40,643)(5)
                                             (53,299)(6)
                                              (3,934)(7)
                                             (20,627)(8)
                                            (100,119)(9)
                                             (27,271)(10)
  Other assets                                               83,754                2,360     48,275    1,187    1,382    108,693
                                --------- -----------   -----------   ------  ---------- ---------- -------- -------- ----------
                                $ 716,290 $29,791,400   $15,818,914   $   -   $5,032,989 $5,108,400 $101,116 $132,461 $6,366,508
                                ========= ===========   ===========   ======  ========== ========== ======== ======== ==========

 See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).

                       Smart Choice Automotive Group, Inc.
                       (Formerly Eckler Industries, Inc.)
                      Pro Forma Consolidated Balance Sheets
                                   (Unaudited)


                                     Strata       Strata/Ready
                                    and Ready     Pro Forma       Eliminating   Consolidated
December 31, 1996                    Finance      Adjustments       Entries      Pro Forma
                                    --------      -----------     -----------   ------------
Assets:
  Cash                               $  86,000    $  (86,000)(10)  $              $  714,287


  Accounts receivable                  171,592       (32,008)(10)                    450,684
  Notes receivable                                                                   726,700
  Finance receivables                4,468,669                                    24,293,541
  Inventories                        1,530,253                                     6,939,301
  Prepaid expenses                                                                 1,417,723
  Land held for sale                                                               1,050,000
  Deferred tax asset                                                                 330,610
  Property and equipment, net           69,180                                     3,042,877
  Investment in subsidiaries                                       (2,742,553)
                                                                   (1,897,650)
                                                                   (5,267,585)
                                                                     (388,549)
                                                                     (386,012)
                                                                   (9,406,682)
                                                                   (9,907,360)
  Excess of cost over net
    assets acquired                                                17,909,929     17,909,929

  Debt issue costs, net of accumulated
    amortization                                                                      28,889

  Deposit on acquisition

  Deferred acquisition costs                                                          39,110







  Other assets                          91,135       (91,135)(10)                    245,651
                                     ----------   -----------      ------------- -----------
                                     $6,416,829   $ (209,143)      $(12,086,462) $57,189,302
                                     ==========   ===========      ============= ===========

 See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).


                       Smart Choice Automotive Group, Inc.
                       (Formerly Eckler Industries, Inc.)
                      Pro Forma Consolidated Balance Sheets
                                   (Unaudited)


                                          SCHI                      Liberty                225 North   Dealer
                                         Pro Forma                  Pro Forma    Florida   Military    Develop-   Dealers
December 31, 1996               SCHI    Adjustments    Liberty     Adjustments  Finance    Trail       ment      Insurance  Eckler
                              --------  -----------    -------     -----------  -------    ---------  -------- ----------  -------
Liabilities and Stockholders'
Equity
  Accounts payable            $ 438,890 $  144,928 (3) $   473,088 $           $   47,791 $  349,093  $ 1,002  $94,319   $ 545,765
  Bank overdraft                 82,884
  Notes payable                  60,000   7,950,000 (2) 14,438,582 (628,941)(4) 6,175,193    300,000   16,500   27,166   2,706,206
                                          1,500,000 (4)
                                            892,722 (5)
                                          1,250,000 (6)
                                            384,615 (7)
                                            365,385 (8)
                                          4,880,089(10)
  Advance from related parties                             197,237
  Accrued expenses              183,314                    229,858                 16,505             177,816   46,449     309,613
  Deferred income                                                                 134,571
  Customer deposits                                                                                   409,675
  Deferred income taxes                                                                                                    402,814
  Convertible debentures        262,000
                              ---------  ----------     ------------ -------    ---------  ---------  -------  -------   ---------
Total liabilities             1,027,088  17,367,739      15,338,765 (628,941)   6,374,060    649,093  604,993  167,934   3,964,398

Stockholders'equity(deficit)   (310,798)  1,188,527 (4)     480,149  628,941(4)(1,341,071) 4,459,307 (503,877) (35,473)  2,402,110
                             ----------     964,285 (5) -----------  -------   ----------- --------- --------- -------- ----------
                                            964,286 (6)
                                          9,306,563 (9)
                                        -----------
                              $ 716,290 $29,791,400    $15,818,914  $     -    $5,032,989 $5,108,400 $101,116 $132,461  $6,366,508
                              ========= ===========    ===========  ========   ========== ========== ======== ========  ==========



 See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).

                       Smart Choice Automotive Group, Inc.
                       (Formerly Eckler Industries, Inc.)
                      Pro Forma Consolidated Balance Sheets
                                   (Unaudited)


                                     Strata       Strata/Ready
                                     and Ready     Pro Forma        Eliminating   Consolidated
December 31, 1996                    Finance       Adjustments      Entries       Pro Forma
                                     ----------    ------------     ------------  ------------
Liabilities and Stockholders'
Equity
  Accounts payable                   $  295,252    $  (83,942)(10)  $             $ 2,306,186
  Bank overdraft                                                                       82,884
  Notes payable                       4,154,625    (4,154,625)(10)                 40,317,517






  Advance from related parties                                                        197,237
  Accrued expenses                                                                    963,555
  Deferred income                                                                     134,571
  Customer deposits                                                                   409,675
  Deferred income taxes                                                               402,814
  Convertible debentures                                                              262,000
                                     ----------    ----------       ------------   ----------
Total liabilities                     4,449,877    (4,238,567)                     45,076,439

Stockholders' equity (deficit)        1,966,952     4,029,424(10)    (12,086,462)  12,112,863
                                     ----------    ----------        ------------ -----------

                                     $6,416,829    $ (209,143)      $(12,086,462) $57,189,302
                                     ==========    ===========      ============= ===========


 See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).

                       Smart Choice Automotive Group, Inc.
                       (Formerly Eckler Industries, Inc.)
           Pro Forma Consolidated Statement of Operations (Unaudited)
                          Year Ended December 31, 1996


                                                     225 North   Dealer                        Strata
                                         Florida     Military    Develop- Dealers              and Ready   Pro Forma   Consolidated
                  SCHI      Liberty      Finance      Trail      ment    Insurance  Eckler     Finance     Adjustments    Pro Forma
                  ----      -------      -------   ----------- --------  -------- -----------  ----------- ----------- ------------
Revenues          $        $21,687,418  $6,064,172 $11,998,847 $698,620  $812,645 $14,893,083 $11,041,583 $           $67,196,368

Costs and
expenses:
  Cost of sales             16,122,778   3,702,953  8,446,683                        9,648,505  6,973,535               44,894,454
  Operating                                                                                                       (11)
    expenses      670,616    4,852,529   2,084,072  2,989,802 1,206,152   863,344    5,489,776  3,472,916    895,496    22,188,479
                                                                                                            (336,224)
                                                                                                                   (12)
                 --------   ----------  ---------- ---------- ---------  --------   ---------- ----------  ----------   ----------

                  670,616   20,975,307   5,787,025 11,436,485 1,206,152   863,344   15,138,281 10,446,451    559,272    67,082,933
                 --------   ----------   --------- ---------- ---------  --------   ---------- ----------  ----------   ----------
Income (loss)
from operations  (670,616)     712,111     277,147    562,362  (507,532)  (50,699)    (245,198)   595,132   (559,272)     113,435

Other income
(expense):                                                                                                         (13)
  Interest expense(33,172)  (1,324,437)   (675,754)   (22,593)     (623)   (4,294)    (332,195) (218,694) (1,328,342)  (3,940,104)
  Other                                                              79                100,963                            101,042
                 ---------  -----------   ---------  --------- ---------  --------  ----------  --------- -----------  -----------

                  (33,172)  (1,324,437)   (675,754)   (22,593)     (544)   (4,294)    (231,232) (218,694) (1,328,342)  (3,839,062)
                 ---------  -----------   ---------  --------- ---------  --------  ----------- --------- -----------  -----------
Income (loss)
  before income
  taxes (benefit) (703,788)   (612,326)   (398,607)   539,769  (508,076)  (54,993)    (476,430)  376,438  (1,887,614)  (3,725,627)

Taxes on income                                                                                                    (14)
(benefit)                                      204                                    (161,000)              160,796

Net income
(loss)          $ (703,788) $ (612,326) $ (398,811) $ 539,769 $(508,076) $(54,993) $  (315,430)$ 376,438 $(2,048,410) $(3,725,627)
                =========== =========== =========== ========= ========== ========= =========== ========= ============ ============

Income (loss)
per share                                                                                                             $      (.42)
                                                                                                                      ============
Weighted average
number of common
shares outstanding                                                                                                      8,838,088
                                                                                                                      ============


 See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).


                       Smart Choice Automotive Group, Inc.
                       (Formerly Eckler Industries, Inc.)
           Pro Forma Consolidated Statement of Operations (Unaudited)
                         Six Months Ended June 30, 1997


                                                        225 North   Dealer                      Strata
                                              Florida   Military    Develop-  Dealers           and Ready   Pro Forma  Consolidated
                      SCHI (15)    Liberty    Finance    Trail       ment    Insurance  Eckler  Finance     Adjustments  Pro Forma
                      ----------  ---------  ---------  ---------  --------- --------- -------  ---------  ------------ -----------

Revenues              $22,904,591 $1,813,590 $  389,037 $1,512,570 $  104,630  $57,640 $853,881 $6,134,758 $            $33,770,697
                      ----------- ---------- ---------- ---------- ----------  ------- -------- ---------- ----------   -----------
Costs and expenses:
  Cost of sales        15,206,441  1,511,731    289,820  1,060,814                      582,117  3,866,468               22,517,391
  Operating expense    12,172,252    434,243    152,053    207,336     47,940   60,924  432,006  1,916,464   173,573(11) 15,596,791
                      ----------- ---------- ---------- ---------- ----------  ------- -------- ---------- ---------    -----------

                       27,378,693  1,945,974    441,873  1,268,150     47,940   60,924 1,014,123 5,782,932   173,573     38,114,182
                      ----------- ---------- ---------- ---------- ----------  ------- --------- --------- ---------     ----------
Income (loss)
  from operations      (4,474,102)  (132,384)   (52,836)   244,420     56,690   (3,284)(160,242)   351,826  (173,573)    (4,343,485)

Other income (expense):
  Interest expense     (1,623,500)  (176,585)   (64,061)    (3,694)      (122)    (171) (23,728)  (120,190) (398,137)    (2,410,188)
  Other                    43,531                                       1,002             6,412                              50,945
                       ---------- ----------- ---------- ---------- ---------  -------- -------- ---------- ---------    -----------
                       (1,579,969)  (176,585)   (64,061)    (3,694)       880     (171) (17,316)  (120,190) (398,137)    (2,359,243)

Net income (loss)     $(6,054,071)$ (308,969)$ (116,897) $ 240,726 $   57,570  $(3,455)$(177,558) $231,636 $(571,710)   $(6,702,728)
                      =========== ========== ==========  ========= ==========  ======= =========  ======== =========    ===========
Loss per share                                                                                                          $      (.75)
                                                                                                                        ===========
Weighted average number of common shares outstanding                                                                      8,937,193
                                                                                                                        ===========
 See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).


                       Smart Choice Automotive Group, Inc.
                       (Formerly Eckler Industries, Inc.)
              Notes to Pro Forma Consolidated Financial Information
                                   (Unaudited)


1.       Pro Forma Adjustments

The pro forma condensed consolidated balance sheet as of December 31, 1996 assumes the transactions were consummated as of December 31, 1996 and the pro forma condensed consolidated statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 assumes the transactions were consummated as of January 1, 1996.

2.       Borrowings for Acquisitions

Reflects the borrowings necessary to fund the cash portion of the purchase price of 225 North Military Trail Corporation and Affiliate; Strata Holding, Inc.; and Ready Finance, Inc.

3.       Deferred Acquisition Costs

Reflects the accrual of acquisition costs incurred after December 31, 1996.

4.       Acquisition of Liberty Finance Company, Inc. and Affiliates

The outstanding capital stock of Liberty was acquired for $1,500,000 in notes due to the seller, 352,156 shares of restricted common stock valued at $3.375 per share ($1,188,527) and $54,026 in acquisition costs. Prior to the acquisition, the selling stockholder converted debt amounting to $628,941 to the capital of Liberty.

The purchase price for Liberty is anticipated to be allocated as follows:

         Fair value of assets acquired                         $   15,818,914
         Excess of cost over net assets acquired                    1,633,463
                                                               --------------
                                                                   17,452,377
         Fair value of liabilities assumed                         14,709,824
                                                               --------------
               Total purchase price of net assets acquired     $    2,742,553
                                                               ==============

5.       Acquisition of Florida Finance Group, Inc. and Affiliates

The outstanding capital stock of Florida Finance and the net assets of its affiliated companies were acquired for $892,722 in notes due to the seller, the issuance of 285,714 shares of restricted common stock valued at $3.375 per share ($964,285) and $40,643 in acquisition costs.

The purchase price for Florida Finance is anticipated to be allocated as follows:

         Fair value of assets acquired                         $    5,015,224
         Excess of cost over net assets acquired                    3,238,721
                                                               --------------
                                                                    8,253,945
         Fair value of liabilities assumed                          6,356,295
                                                               --------------
               Total purchase price of net assets acquired     $    1,897,650
                                                               ==============

6.       Acquisition of 225 North Military Trail Corporation and Affiliate

The net assets of 225 North Military Trail and Affiliate were acquired for $3,000,000 cash, $1,250,000 in notes due to the seller, 285,714 shares of restricted common stock valued at $3.375 per share ($964,286) and $53,299 in acquisition costs.

The purchase price for 225 North Military Trail is anticipated to be allocated as follows:

         Fair value of assets acquired                       $    5,108,400
         Excess of cost over net assets acquired                    808,278
                                                             --------------
                                                                  5,916,678
         Fair value of liabilities assumed                          649,093
                                                             --------------
               Total purchase price of net assets acquired   $    5,267,585
                                                             ==============

7.       Acquisition of Dealer Development Services, Inc.

The outstanding capital stock of Dealer Development Services, Inc. was acquired for $384,615 in notes due to the seller and $3,934 in acquisition costs.

The purchase price for Dealer Development Services is anticipated to be allocated as follows:

         Fair value of assets acquired                        $      101,116
         Excess of cost over net assets acquired                     892,426
                                                              --------------
                                                                     993,542
         Fair value of liabilities assumed                           604,993
                                                              --------------
               Total purchase price of net assets acquired    $      388,549
                                                              ==============
8.       Acquisition of Dealer Insurance Services, Inc.

The outstanding capital stock of Dealer Insurance Services, Inc. was acquired for $365,385 in notes due to the seller and $20,627 in acquisition costs.

The purchase price for Dealer Insurance Services is anticipated to be allocated as follows:

         Fair value of assets acquired                         $      132,461
         Excess of cost over net assets acquired                      421,485
                                                               --------------
                                                                      553,946
         Fair value of liabilities assumed                            167,934
                                                               --------------
               Total purchase price of net assets acquired     $      386,012
                                                               ==============
9.       Acquisition of Eckler Industries, Inc.

The acquisition of Smart Choice Holdings, Inc. by Eckler will be accounted for as an acquisition of Eckler by SCHI (a reverse acquisition in which SCHI is considered the acquirer for accounting purposes). The purchase price for Eckler is computed by valuing the outstanding shares of common stock of Eckler (the equivalent of 2,757,500 shares) at $3.375 or $9,306,563 and acquisition costs of $100,119.

The purchase price for Eckler is anticipated to be allocated as follows:

         Fair value of assets acquired                         $    6,366,508
         Excess of cost over net assets acquired                    7,004,572
                                                               --------------
                                                                   13,371,080
         Fair value of liabilities assumed                          3,964,398
                                                               --------------
               Total purchase price                            $    9,406,682
                                                               ==============

10.      Acquisition of Strata Holding, Inc. and Ready Finance, Inc.

Certain net assets of Strata Holding, Inc. and Ready Finance, Inc. (companies under common ownership) were acquired for $5,000,000 cash and $4,880,089 in notes due to the seller and $27,271 in acquisition costs.

The purchase price for Strata Holding, Inc. and Ready Finance, Inc. is anticipated to be allocated as follows:

         Fair value of assets acquired                         $    6,207,686
         Excess of cost over net assets acquired                    3,910,984
                                                               --------------
                                                                   10,118,670
         Fair value of liabilities assumed                            211,310
                                                               --------------
               Total purchase price of net assets acquired     $    9,907,360

Assets not acquired and liabilities not assumed are removed from the pro forma balance sheet.

11.      Amortization of Excess Cost over Fair Value of Assets Acquired

This adjustment reflects the amortization of excess cost over fair value of assets acquired over 20 years.

12.      Compensation Expense

This adjustment reflects the change in compensation expense based on the historical compensation expense of certain executives of the acquired companies compared to their employment agreements effective on the dates of acquisition.

13.      Interest Expense

This adjustment reflects the net additional interest expense on the indebtedness incurred as partial payment of the purchase price of the acquired companies, reduced by the interest expense incurred on debt converted to capital by the sellers of one of the acquired companies and interest expense on debt not assumed.

14.      Income Tax Benefit

This  adjustment  eliminates  the tax benefits in  determining  pro forma income
(loss) from operations. Management believes that sufficient evidence would not have existed to recognize a deferred tax asset relating to these losses.

15. Pro Forma Consolidated Statement of Operations - Six Months Ended June 30, 1997

The financial data for the companies acquired in January and February 1997 subsequent to the dates of acquisition are included with the financial data of SCHI. Financial data for the period from January 1, 1997 to the dates of acquisition are included in the respective columns for each Company.